Exhibit 32


            CERTIFICATION OF BLAIR R. COUEY, CHIEF EXECUTIVE OFFICER
                       AND ACTING CHIEF FINANCIAL OFFICER,
                       PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned officer of Evans Systems, Inc. ("ESI") hereby certify that

     (a) ESI's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and

     (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ESI.

/s/ Blair R. Couey
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Blair R. Couey
President and Chief Executive Officer
August 25, 2006

/s/ Blair R. Couey
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Blair R. Couey
As Acting Chief Financial Officer
August 25, 2006